UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 9, 2024

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Laura Russell as Senior Vice President, Chief Financial Officer and Treasurer
On December 9, 2024, the Board of Directors (the “Board”) of Rogers Corporation (the “Company”) appointed Laura Russell, currently the Company’s Vice President, Interim Chief Financial Officer and Treasurer, to the position of Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective December 10, 2024 (the “Appointment Date”).
Ms. Russell will continue to serve as “principal financial officer” of the Company for purposes of the Securities Exchange Act of 1934, as amended. Reference is made to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 12, 2024, for the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K regarding Ms. Russell.
In connection with her appointment, the Compensation & Organization Committee of the Board approved certain updates to Ms. Russell’s compensation arrangements, as set forth in a Notice of Promotion Letter to Ms. Russell, dated December 10, 2024 (the “Promotion Notice”). The Promotion Notice provides for: (i) an annual base salary of $475,000; (ii) a target award under the Annual Incentive Compensation Plan of 75% of annual base salary; (iii) an initial equity grant upon the Appointment Date of time-based restricted stock units valued at $300,000, generally vesting in equal annual installments on the first three anniversaries of the appointment date (the “Appointment Grant”); (iv) beginning in 2025, a target annual long-term incentive grant valued at 230% of annual base salary (less the value of the Appointment Grant for 2025); (v) participation in the Rogers Corporation Severance Plan; and (vi) participation in the Company’s executive annual physical program.
The foregoing description of the Promotion Notice is not complete and is qualified in its entirety by reference to the full text of the Promotion Notice filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
On December 10, 2024, the Company issued a press release announcing Ms. Russell's promotion to Senior Vice President, Chief Financial Officer and Treasurer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Notice of Promotion Letter, dated December 10, 2024.
99.1	Press release issued by Rogers Corporation on December 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: December 10, 2024	By:	/s/ Jessica A. Morton
Jessica A. Morton
Vice President, General Counsel and Corporate Secretary